                                                                 Exhibit 99.1(i)


--------------------------------------------------------------------------------
                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 1999

                  Commercial Mortgage Pass Through Certificates
              Series 1996-1 of Chase Commercial Mortgage Securities
                              Corp. (the "Company")



         Reference is hereby made to that certain Pooling and Servicing Agreement dated as of July 1, 1996 by and among Chase Commercial Mortgage Securities Corporation As Depositor, The Chase Manhattan Bank, as Servicer, Lennar Partners, Inc. as Special Servicer, LaSalle National Bank, as Trustee, with respect to Commercial Mortgage Pass-Through Certificates, Series 1996-1 (the "Agreement"). Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.


1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Servicer under the Pooling and Servicing Agreement, during the preceding year, and its performance under the Pooling Agreement, has been made under this officer's supervision; and


2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.


3. The Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.


4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 23 day of March, 2000



                                          /s/ Janice Smith
                                    -------------------------------
                                    Janice M. Smith, Vice President
                                    Chase Commercial Mortgage Bank



                     380 Madison Avenue, New York, NY 10017

--------------------------------------------------------------------------------


       ------------------------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
       ------------------------------------------------------------------

                             CERTIFICATE OF OFFICER
                                       OF
                              LENNAR PARTNERS, INC.

                         Pooling and Servicing Agreement
   Dated as of July 1, 1996, (the "Agreement"), by and among Chase Commercial Mortgage Securities Corp., as Depositor, The Chase Manhattan Bank, as Servicer,
    LaSalle Bank N.A., as Trustee, ABN AMRO Bank, N.V., as Fiscal Agent, and
                   Lennar Partners, Inc., as Special Servicer
                                 (CHASE 1996-1)


The undersigned, Ronald E. Schrager, as Vice President of LENNAR PARTNERS, INC., a Florida Corporation (the "Company"), in accordance with section 3.13 of the Agreement, hereby certifies on behalf of the Company that (i) a review of the activities of the Company during the year ended December 31, 1999 and of the Company's performance under the Agreement has been performed under my supervision, (ii) to the best of my knowledge, based on such review, the Company has maintained an effective internal control system relating to its servicing of the Mortgage Loans serviced by the Company and has fulfilled in all material respects its obligations under this Agreement throughout such period ended December 31, 1999, and (iii) the Company has received no notice regarding qualification or challenging the status of either the Lower Tier REMIC or the Upper Tier REMIC as a REMIC from the IRS or any other governmental agency or body.


IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the 1st day of March, 2000.



                                            /s/ Ronald E. Schrager
                                            ----------------------
                                            Ronald E. Schrager
                                            Vice President
                                            Lennar Partners, Inc.

                                                                Exhibit 99.1(ii)

--------------------------------------------------------------------------------
                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 1999

                  Commercial Mortgage Pass Through Certificates
              Series 1996-2 of Chase Commercial Mortgage Securities
                              Corp. (the "Company")



         Reference is hereby made to that certain Pooling and Servicing Agreement dated as of December 1, 1996 by and among Chase Commercial Mortgage Securities Corporation As Depositor, The Chase Manhattan Bank, as Servicer, Lennar Partners, Inc., as Special Servicer, LaSalle National Bank, as Trustee, with respect to Commercial Mortgage Pass-Through Certificates, Series 1996-2 (the "Agreement"). Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.


1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Servicer under the Pooling and Servicing Agreement, during the preceding year, and its performance under the Pooling Agreement, has been made under this officer's supervision; and


2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.


3. The Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.


4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 23 day of March, 2000



                                           /s/ Janice Smith
                                    -------------------------------
                                    Janice M. Smith, Vice President
                                    Chase Commercial Mortgage Bank



                     380 Madison Avenue, New York, NY 10017

--------------------------------------------------------------------------------


       ------------------------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
       ------------------------------------------------------------------

                             CERTIFICATE OF OFFICER
                                       OF
                              LENNAR PARTNERS, INC.

                         Pooling and Servicing Agreement
 Dated as of December 1, 1996, (the "Agreement"), by and among Chase Commercial Mortgage Securities Corp., as Depositor, The Chase Manhattan Bank, as Servicer,
    LaSalle Bank N.A., as Trustee, ABN AMRO Bank, N.V., as Fiscal Agent, and
                   Lennar Partners, Inc., as Special Servicer
                                 (CHASE 1996-2)


The undersigned, Ronald E. Schrager, as Vice President of LENNAR PARTNERS, INC., a Florida Corporation (the "Company"), in accordance with section 3.13 of the Agreement, hereby certifies on behalf of the Company that (i) a review of the activities of the Company during the year ended December 31, 1999 and of the Company's performance under the Agreement has been performed under my supervision, (ii) to the best of my knowledge, based on such review, the Company has maintained an effective internal control system relating to its servicing of the Mortgage Loans serviced by the Company and has fulfilled in all material respects its obligations under this Agreement throughout such period ended December 31, 1999, and (iii) the Company has received no notice regarding qualification or challenging the status of either the Lower Tier REMIC or the Upper Tier REMIC as a REMIC from the IRS or any other governmental agency or body.


IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the 1st day of March, 2000.



                                            /s/ Ronald E. Schrager
                                            ----------------------
                                            Ronald E. Schrager
                                            Vice President
                                            Lennar Partners, Inc.

                                                               Exhibit 99.1(iii)

--------------------------------------------------------------------------------
                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 1999

                  Commercial Mortgage Pass Through Certificates
              Series 1997-1 of Chase Commercial Mortgage Securities
                              Corp. (the "Company")



         Reference is hereby made to that certain Pooling and Servicing Agreement dated as of June 1, 1997 by and among Chase Commercial Mortgage Securities Corporation As Depositor, The Chase Manhattan Bank, as Servicer, AMRESCO, Inc. as Special Servicer, LaSalle National Bank, as Trustee, with respect to Commercial Mortgage Pass-Through Certificates, Series 1997-1 (the "Agreement"). Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.


1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Servicer under the Pooling and Servicing Agreement, during the preceding year, and its performance under the Pooling Agreement, has been made under this officer's supervision; and


2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.


3. The Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.


4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 23 day of March, 2000.



                                            /s/ Janice Smith
                                    -------------------------------
                                    Janice M. Smith, Vice President
                                    Chase Commercial Mortgage Bank


                     380 Madison Avenue, New York, NY 10017

--------------------------------------------------------------------------------


       ------------------------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
       ------------------------------------------------------------------

                              [A M R E S C O Logo]


March 14, 2000

VIA CERTIFIED MAIL
RETURN RECEIPT REQUESTED

LaSalle National Bank
135 South LaSalle Street Suite 1740
Chicago, Illinois 60674-4107
Attention:  Asset Backed Securities Trust Services - Chase Commercial Mortgage
            Securities Corp., Series 1997-1

Ladies & Gentlemen:

Reference is made to the Pooling and Servicing Agreement dated as of June 1, 1997, among Chase Commercial Mortgage Securities Corporation, as Depositor, The Chase Manhattan Bank, as Servicer, Midland Loan Services, L.P. ("MDS") as Special Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent, entered into in connection with Commercial Mortgage Pass-Through Certificates Series 1997-1 (the "PSA"). Effective August 1, 1998, AMRESCO Management, Inc. ("AMI") assumed all of its rights, duties and obligations as Special Servicer under the PSA.

As Vice President of AMI, I have delegated to specified officers ("Officers") the responsibility for reviewing and monitoring the activities of AMI, and of our performance under the PSA.

Accordingly, pursuant to Section 3.13 of the PSA and in accordance with certifications made to me by each of the Officers, AMI certifies the following:

(1) A review of the activities of AMI for the period from January 1, 1999 to December 31, 1999 and of its performance under this PSA has been made under the supervision of the Officers, who have in turn been under my supervision;

(2) To the best of my knowledge and the Officers' knowledge, based on such review, AMI has fulfilled its obligations as Special Servicer in all material respects under the PSA throughout the period from January 1, 1999 to December 31, 1999;

(3) No sub-servicers, other than affiliates of AMI, were used by AMRESCO with respect to its duties under the PSA during the period from January 1, 1999 to December 31, 1999; and



                                  AMRESCO INC.
           700 North Pearl Street o Suite 2400 o LB 342 o Dallas Texas
                             75201-7424 214-953.7700
                             http://www amresco.com

LaSalle National Bank
March 14, 2000
Page 2


(4) To the best of my knowledge and the Officers' knowledge, AMI has not received any notice regarding the qualification, or challenging the status of either the Lower-Tier REMIC or the Upper-Tier REMIC, as a REMIC from the Internal Revenue Service or any other governmental agency or body.

Please refer to the enclosed independent accountants' report dated February 28, 2000, delivered pursuant to Section 3.14 of the PSA, which discusses the results of their review of our activities under this PSA and which is incorporated herein by reference.

Very truly yours,

/s/ Michael Carp
----------------

Michael Carp
Vice President
AMRESCO Management, Inc.

Enclosures

cc:      Chase Commercial Mortgage Securities Corp.
         380 Madison Avenue
         New York, New York 10017
         Attn:  Jacqueline R. Slater, President

         Chase Commercial Mortgage Securities Corp.
         380 Madison Avenue
         New York, New York 10017
         Attn: Jeanne M. Mininall, Esq.

         The Chase Manhattan Bank
         450 West 33rd Street, 1 5th Floor
         New York, New York 10001
         Attn:  Structured Finance Services (MBS)

         Duff & Phelps Credit Rating Co.
         55 E. Monroe Street, 35th Floor
         Chicago, IL 60603
         Attention: Structured Finance - Commercial Real Estate Monitoring

         Standard & Poor's Rating Service
         26 Broadway
         New York, NY 10004
         Attention: Commercial Mortgage Surveillance

                                                                Exhibit 99.1(iv)
--------------------------------------------------------------------------------
                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 1999

                  Commercial Mortgage Pass Through Certificates
              Series 1997-2 of Chase Commercial Mortgage Securities
                              Corp. (the "Company")



         Reference is hereby made to that certain Pooling and Servicing Agreement dated as of December 1, 1997 by and among Chase Commercial Mortgage Securities Corporation As Depositor, The Chase Manhattan Bank, as Servicer, Lennar Partners, Inc. as Special Servicer, State Street Bank & Trust Co., as Trustee, with respect to Commercial Mortgage Pass-Through Certificates, Series 1997-2 (the "Agreement"). Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.


1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Servicer under the Pooling and Servicing Agreement, during the preceding year, and its performance under the Pooling Agreement, has been made under this officer's supervision; and


2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.


3. The Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.


4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 23 day of March, 2000



                                           /s/ Janice Smith
                                    -------------------------------
                                    Janice M. Smith, Vice President
                                    Chase Commercial Mortgage Bank



                     380 Madison Avenue, New York, NY 10017

--------------------------------------------------------------------------------


       ------------------------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
       ------------------------------------------------------------------

                             CERTIFICATE OF OFFICER
                                       OF
                              LENNAR PARTNERS, INC.

                         Pooling and Servicing Agreement
 Dated as of December 1, 1997, (the "Agreement"), by and among Chase Commerical
  Mortgage Securities Corp., as Depositor, State Street Bank and Trust Company,
             as Trustee, The Chase Manhattan Bank, as Servicer, and
                   Lennar Partners, Inc., as Special Servicer
                                 (CHASE 1997-2)


The undersigned, Ronald E. Schrager, as Vice President of LENNAR PARTNERS, INC., a Florida Corporation (the "Company"), in accordance with section 3.13 of the Agreement, hereby certifies on behalf of the Company that (i) a review of the activities of the Company during the year ended December 31, 1999 and of the Company's performance under the Agreement has been performed under my supervision, (ii) to the best of my knowledge, based on such review, the Company has maintained an effective internal control system relating to its servicing of the Mortgage Loans serviced by the Company and has fulfilled in all material respects its obligations under this Agreement throughout such period ended December 31, 1999, and (iii) the Company has received no notice regarding qualification or challenging the status of either the Lower Tier REMIC or the Upper Tier REMIC as a REMIC from the IRS or any other governmental agency or body.


IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the 1st day of March, 2000.



                                            /s/ Ronald E. Schrager
                                            ----------------------
                                            Ronald E. Schrager
                                            Vice President
                                            Lennar Partners, Inc.




                                                                 Exhibit 99.1(v)

--------------------------------------------------------------------------------
                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 1999

                  Commercial Mortgage Pass Through Certificates
              Series 1998-1 of Chase Commercial Mortgage Securities
                              Corp. (the "Company")



         Reference is hereby made to that certain Pooling and Servicing Agreement dated as of May 1, 1998 by and among Chase Commercial Mortgage Securities Corporation As Depositor, The Chase Manhattan Bank, as Servicer, ORIX Real Estate Capital Markets, LLC as Special Servicer, State Street Bank & Trust Co, as Trustee, with respect to Commercial Mortgage Pass-Through Certificates, Series 1998-1 (the "Agreement"). Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.


1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Servicer under the Pooling and Servicing Agreement, during the preceding year, and its performance under the Pooling Agreement, has been made under this officer's supervision; and


2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.


3. The Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.


4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 23 day of March, 2000.



                                                  /s/ Janice Smith
                                            -------------------------------
                                            Janice M. Smith, Vice President
                                            Chase Commercial Mortgage Bank



                     380 Madison Avenue, New York, NY 10017

--------------------------------------------------------------------------------


       ------------------------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
       ------------------------------------------------------------------

                                                    ORIX Real Estate
                                                    Capital Markets, LLC
                                                    Paul Smyth
                                                    1717 Main Street, 12th Floor
                                                    Dallas, TX 75201
                                                    214-237-2010

March 3, 2000

                        ANNUAL STATEMENT AS TO COMPLIANCE
                                Special Servicing


Ladies and Gentlemen:

This Officer's Certificate is provided to you by ORIX Real Estate Capital Markets, LLC ("ORECM") pursuant to the terms outlined in the applicable sections of certain Agreements as referenced in the attached Exhibit A, relative to the securitization for which ORECM serves as Special Servicer

The undersigned officer, on behalf of ORECM, hereby inform you (i) that, a review of the activities of ORECM as Special Servicer and of its performance under each respective agreement has been made under the undersigned" supervision for the period of time commencing January 1, 1999 through December 31, 1999 or a portion thereof, (ii) that, to the best of such undersigned's knowledge, based on such review, it has fulfilled all of its obligations under the agreement and has maintained an effective internal control system relating to its servicing of the Mortgage Loans serviced by it, throughout such period, and (iii) that, the undersigned has received no notice regarding qualification, nor challenging the status of the REMIC's from the IRS or any other governmental body.

Also, please find attached, an Annual Independent Public Accountant's Servicing Report performed by Pricewaterhouse Coopers, L.L.P. relative to the assets being serviced by ORECM for the period beginning January 1, 1999 through December 31, 1999.

Duplicates of these documents are being simultaneously sent to all parties listed on Exhibit B for receipt by March 15, 2000.

If you have any questions or comments relative to the attached documents, please call me at 214-237-2010.

Sincerely,

ORIX Real Estate
Capital Markets, LLC


By:      /s/ Paul Smyth
   ----------------------------------
         Paul Smyth
         Managing Director, Servicing


Attachments:      Annual Independent Public Accountant's Servicing Report
                  Exhibit A
                  Exhibit B

                                                                Exhibit 99.1(vi)

GMAC Commercial Mortgage Corporation
150 South Wacker Drive, 28th Floor
Chicago, IL 60606 Tel. 312-499-5400
Fax 312-499-5406                                          [GMAC LOGO]



                      Chase Commercial Mortgage Securities
                                  Series 1998-2
                        Annual Statement as to Compliance
                      For the Period Ended December 31,1999

Pursuant to Section 3.13 of the Servicing Agreement governing the referenced transaction, I hereby attest that:

i. A review of the activities of GMAC Commercial Mortgage Corporation as Master Servicer during the period, and of its performance under this Pooling and Servicing Agreement, has been made under my supervision.

ii. To the best of my knowledge, based on such review, GMAC Commercial Mortgage Corporation as Master Servicer, has maintained an effective internal control system over the servicing of the mortgage loans, and has fulfilled in all material respects its obligations under this Pooling and Servicing Agreement throughout the period.

iii. GMAC Commercial Mortgage Corporation, as Master Servicer, has received no notice regarding qualifications, or challenging the status, of the Trust Fund as REMIC or of the Grantor Trust as a "grantor trust" under the Grantor Trust Provisions from the Internal Revenue Service or any other governmental agency or body.

BY:/s/ Gary Severyn                                            Date:  4/18/00
   ------------------------------------------                       -----------
         Gary Severyn
         Senior Vice President
         GMAC Commercial Mortgage Corporation

--------------------------------------------------------------------------------
                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 1999

                  Commercial Mortgage Pass Through Certificates
              Series 1998-2 of Chase Commercial Mortgage Securities
                              Corp. (the "Company")



         Reference is hereby made to that certain Pooling and Servicing Agreement dated as of November 10, 1998 by and among Chase Commercial Mortgage Securities Corporation As Depositor, GMAC Commercial Mortgage, as Servicer, And as Special Servicer, State Street Bank & Trust Co, as Trustee, with respect to Commercial Mortgage Pass-Through Certificates, Series 1998-2 (the "Agreement"). Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.


1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Sub-Servicer under the Pooling and Servicing Agreement, and Sub-Servicing Agreement during the preceding year, and its performance has been made under this officer's supervision; and


2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.


3. The Sub-Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.


4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 23 day of March, 2000.


                                          /s/ Janice Smith
                                    -------------------------------
                                    Janice M. Smith, Vice President
                                    Chase Commercial Mortgage Bank



                     380 Madison Avenue, New York, NY 10017

--------------------------------------------------------------------------------


       ------------------------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
       ------------------------------------------------------------------

                                                               Exhibit 99.1(vii)

--------------------------------------------------------------------------------
                                  [CHASE Logo]

                               OFFICER CERTIFICATE

            Annual Statement as to Compliance for Calendar Year 1999

                  Commercial Mortgage Pass Through Certificates
              Series 1999-1 of Chase Commercial Mortgage Securities
                              Corp. (the "Company")



         Reference is hereby made to that certain Pooling and Servicing Agreement dated as of August 10, 1999 by and among Chase Commercial Mortgage Securities Corporation As Depositor, The Chase Manhattan Bank, as Servicer, Orix Real Estate Capital Markets, LLC as Special Servicer, State Street Bank & Trust Co, as Trustee, with respect to Commercial Mortgage Pass-Through Certificates, Series 1999-1 (the "Agreement"). Capitalized terms used herein not otherwise defined shall the meanings assigned in the Agreement.


1. A review of the activities of Chase Commercial Mortgage Bank (a unit of The Chase Manhattan Bank), as Servicer under the Pooling and Servicing Agreement, and Sub-Servicing Agreement during the preceding year, and its performance has been made under this officer's supervision; and


2. To the best of this officer's knowledge, we have maintained an effective internal control system relating to our servicing of the Mortgaged Loans and have fulfilled our obligations throughout such year.


3. The Servicer has received no notification regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the IRS or any other governmental agency.


4. Terms not separately defined herein have the meanings specified in the Pooling Agreement.


IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 23 day of March, 2000.



                                           /s/ Janice Smith
                                    -------------------------------
                                    Janice M. Smith, Vice President
                                    Chase Commercial Mortgage Bank



                     380 Madison Avenue, New York, NY 10017
--------------------------------------------------------------------------------


       ------------------------------------------------------------------
                     CHASE COMMERCIAL MORTGAGE BANKING CORP.
       ------------------------------------------------------------------

[First Union National Bank Letterhead]
NC1075
Structured Products Servicing
8739 Research Drive, URP4
Charlotte, NC 28288-1075


                              OFFICER'S CERTIFICATE


         Reference is hereby made to that certain Pooling and Servicing Agreement dated as of August 10, 1999 by and among Chase Commercial Mortgage Securities Corporation as Depositor, The Chase Manhattan Bank as Servicer, ORIX Real Estate Capital Markets, LLC as Special Servicer, and State Street Bank and Trust Company as Trustee, with respect to Commercial Mortgage Pass-Through Certificates, Series 1999-1 (the "Agreement"). Capitalized terms used herein not otherwise defined shall have the meanings assigned in the Agreement.

         Pursuant to the requirements of Section 3.01 of that certain Sub-Servicing Agreement, dated as of August 10, 1999 between First Union National Bank, (the "Sub-Servicer") and The Chase Manhattan Bank, (the "Servicer"), referencing Section 3.13 of the Agreement, Timothy S. Ryan and Timothy E. Steward, Vice Presidents of the Sub-Servicer do hereby certify that:

         1. A review of the servicing operations of the Sub-Servicer during the period from August 26, 1999 through December 31, 1999 and of the Sub-Servicer's performance under the Sub-Servicing Agreement during such period has been made under our supervision; and

         2. To the best of our knowledge, based on such review, the Sub-Servicer has fulfilled all its obligations under the Sub-Servicing Agreement in all material respects throughout the period August 26, 1999 through December 31, 1999.

         3. The Sub-Servicer, has received no notice regarding qualification, or challenging the status, of any portion of the Trust Fund as a REMIC from the Internal Revenue Service or any other governmental agency or body.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 10th day of March, 2000.

                                    /s/ Timothy S. Ryan
                                    -------------------------------
                                    Timothy S. Ryan, Vice President
                                    First Union National Bank


                                    /s/ Timothy E. Steward
                                    ----------------------------------
                                    Timothy E. Steward, Vice President
                                    First Union National Bank

                                                    ORIX Real Estate
                                                    Capital Markets, LLC
                                                    Paul Smyth
                                                    1717 Main Street, 12th Floor
                                                    Dallas, TX 75201
                                                    214-237-2010

March 3, 2000

                        ANNUAL STATEMENT AS TO COMPLIANCE
                                Special Servicing


Ladies and Gentlemen:

This Officer's Certificate is provided to you by ORIX Real Estate Capital Markets, LLC ("ORECM") pursuant to the terms outlined in the applicable sections of certain Agreements as referenced in the attached Exhibit A, relative to the securitization for which ORECM serves as Special Servicer

The undersigned officer, on behalf of ORECM, hereby inform you (i) that, a review of the activities of ORECM as Special Servicer and of its performance under each respective agreement has been made under the undersigned" supervision for the period of time commencing January 1, 1999 through December 31, 1999 or a portion thereof, (ii) that, to the best of such undersigned's knowledge, based on such review, it has fulfilled all of its obligations under the agreement and has maintained an effective internal control system relating to its servicing of the Mortgage Loans serviced by it, throughout such period, and (iii) that, the undersigned has received no notice regarding qualification, nor challenging the status of the REMIC's from the IRS or any other governmental body.

Also, please find attached, an Annual Independent Public Accountant's Servicing Report performed by Pricewaterhouse Coopers, L.L.P. relative to the assets being serviced by ORECM for the period beginning January 1, 1999 through December 31, 1999.

Duplicates of these documents are being simultaneously sent to all parties listed on Exhibit B for receipt by March 15, 2000.

If you have any questions or comments relative to the attached documents, please call me at 214-237-2010.

Sincerely,

ORIX Real Estate
Capital Markets, LLC


By:      /s/ Paul Smyth
   ----------------------------------
         Paul Smyth
         Managing Director, Servicing


Attachments:      Annual Independent Public Accountant's Servicing Report
                  Exhibit A
                  Exhibit B